SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                        ARIZONA LAND INCOME CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                         ARIZONA LAND INCOME CORPORATION

                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 16, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of ARIZONA LAND INCOME CORPORATION (the "Company") will be held at 2999 North 44th Street (6th Floor Conference Room), Phoenix, Arizona, at 2:00 p.m., Mountain Standard Time, on May 16, 2001. The Annual Meeting will be for purposes of:

     1.   Electing three directors to the Board of Directors for one-year terms;
          and

     2. Transacting such other business as may properly come before the Annual Meeting.

     The Record Date for Shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 13, 2001.

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT IN THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                                        On Behalf of the Board of Directors

                                        /s/ Thomas R. Hislop

                                        Thomas R. Hislop
                                        Chairman of the Board, Vice President,
                                        Chief Financial Officer and Treasurer

April 16, 2001

                         ARIZONA LAND INCOME CORPORATION

                             2999 North 44th Street
                                    Suite 100
                             Phoenix, Arizona 85018
                                 (602) 952-6800

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                             SOLICITATION OF PROXIES

     This Proxy Statement is furnished to the shareholders of ARIZONA LAND INCOME CORPORATION (the "Company") in connection with the solicitation of proxies to be voted at the Annual Meeting of Shareholders to be held at 2999 North 44th Street (6th Floor Conference Room), Phoenix, Arizona, at 2:00 p.m., Mountain Standard Time, on May 16, 2001 (the "Annual Meeting"). The enclosed proxy is solicited by the Board of Directors of the Company. The proxy materials were mailed on or about April 18, 2001 to holders of record of the Company's Class A Common Stock and Class B Common Stock at the close of business on April 13, 2001 ("Shareholders").

     A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by either: (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or
(iii) sending written notice of revocation prior to the Annual Meeting to the Secretary of the Company at 2999 North 44th Street, Suite 100, Phoenix, Arizona 85018.

     The Company will bear the cost of soliciting proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to Shareholders. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph.

     If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified in the proxy, unless it is properly revoked prior thereto. If no specification is made in the proxy, the shares will be voted for the election of the nominees for directors named below and, with respect to any other matters which may come before the Annual Meeting, at the discretion of the proxy holders.

                          VOTING SECURITIES OUTSTANDING

     Only holders of record of the Company's Class A and Class B Common Stock at the close of business on April 13, 2001, will be entitled to vote at the Annual Meeting. At that date, there were 1,942,675 shares of Class A Common Stock outstanding and 100 shares of Class B Common Stock outstanding, each of which is entitled to one vote. As of April 13, 2001, all of the shares of Class B Common Stock were owned by YSP Holdings, Inc., the Company's sponsor in its initial public offering of Class A Common Stock. A majority of the aggregate of the outstanding Class A and Class B Common Stock entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the conduct of business. If a quorum is present, the affirmative vote of the holders of a majority of the shares present, whether in person or by proxy, and entitled to vote is required for approval of the matters to be voted on at the Annual Meeting other than the election of directors.

     Pursuant to the provisions of the Arizona Business Corporation Act and the Company's Bylaws, in any election of directors, each shareholder is entitled to cumulative voting at such election. Thus, each shareholder may cast, in person or by proxy, as many votes in the aggregate as that shareholder is entitled to vote, multiplied by the number of directors to be elected. Shareholders may cast their votes for a single candidate or may distribute their votes among two or more candidates. To be elected, directors must receive a plurality of the shares present and voting in person or by proxy, provided a quorum exists. A plurality means receiving the largest number of "for" votes, regardless of whether that is a majority.

     Those who fail to return a proxy or to attend the Annual Meeting will not count towards determining any required plurality, majority or quorum. Shareholders and brokers returning proxies or attending the Annual Meeting who abstain from voting on a proposition will count towards determining a plurality, majority or quorum for that proposition.

                              ELECTION OF DIRECTORS

PROPOSED ELECTION

     At the Annual Meeting, three directors are to be elected to serve for a term of one year or until their successors are duly elected and qualified. The Company's Bylaws provide that a majority of the Board of Directors must not be affiliated, directly or indirectly, with ALI Advisor, Inc., the Company's advisor (the "Advisor"), and must not perform any other services for the Company, except as a director of the Company ("Unaffiliated Directors").

     Burton P. Freireich and Robert Blackwell currently serve as the Company's Unaffiliated Directors. The present terms of Messrs. Freireich and Blackwell expire at the Annual Meeting. Messrs. Freireich and Blackwell have been unanimously nominated for re-election as directors. Mr. Thomas R. Hislop, the Company's Chairman of the Board, has also been unanimously nominated for re-election as a director. Mr. Hislop's term also expires at the Annual Meeting. Each of the nominees has consented to serve as a director if elected. If elected, the nominees will serve until the 2002 Annual Meeting of Shareholders or until their successors are elected and qualified.

     The shares represented by the enclosed proxy will be voted for the election as directors of the three nominees named above, unless a vote is withheld from any or all of the individual nominees. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other persons as may be determined by the holders of such proxy. The three nominees receiving the highest number of votes cast at the Annual Meeting will be elected.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

     Information respecting the names, ages, terms, positions with the Company and business experience of the nominees is set forth below.

     THOMAS R. HISLOP, age 52, has served as Chairman of the Board of the Company since September 22, 1988, and as Vice President, Chief Financial Officer and Treasurer of the Company since its inception. Mr. Hislop is Executive Vice President, Chief Executive Officer and a Director of Peacock, Hislop, Staley & Given, Inc. ("PHS&G), where he has been employed since its inception in 1989. Prior to that date, Mr. Hislop was a director of Young, Smith & Peacock, Inc. ("YSP"), where he was employed from 1967 to 1989.

     BURTON P. FREIREICH, age 76, has served as an Unaffiliated Director of the Company since September 9, 1991. Mr. Freireich is currently retired. Prior to retirement, Mr. Freireich was an owner of News-Suns Newspaper from 1960 to 1984. Mr. Freireich is a graduate of the University of Illinois and has resided in Arizona since 1950.

     ROBERT BLACKWELL, age 78, has served as an Unaffiliated Director of the Company since May 12, 1992. Mr. Blackwell has extensive experience in managing assets for various trusts, and is currently managing various trust portfolios. He has been involved with real estate in Arizona for more than twenty-five years. Mr. Blackwell is a native of Kansas. He is a graduate of the University of Kansas and has resided in Arizona since 1957.

OTHER EXECUTIVE OFFICERS

     The following biographical information is furnished with respect to each of the executive officers of the Company who are not nominees for election as a director at the Annual Meeting.

     DAVID W. MILLER, age 52, has served as Secretary of the Company since his election to such office on September 22, 1988. Mr. Miller has served as Managing Director, Chief Financial Officer and Secretary of PHS&G since June 1989. Prior to that date, Mr. Miller served in various capacities with YSP, where he was employed from 1971 until he joined PHS&G.

     BARRY W. PEACOCK, age 63, has served as the Company's President since its inception in September 1988. Mr. Peacock has served as Chairman of the Board of PHS&G since that company's inception in 1989. Mr. Peacock served as a senior executive with YSP from 1964 to 1989.

     LARRY P. STALEY, age 58, has served as the Company's Vice President since its inception in September 1988. Mr. Staley is Vice Chairman of the Board of PHS&G, a position he has held since June 1989. Prior to that date, Mr. Staley served in various capacities with YSP, where he was employed from 1973 to 1989.

MEETINGS OF THE BOARD OF DIRECTORS

     During 2000, the Board of Directors met on three occasions. All members of the Board attended more than 75 % of the meetings which occurred during their term as directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company does not maintain a compensation committee (see the discussion on page 6 under "Compensation of Officers and Directors"), nor does it maintain a standing nominating committee of the Board of Directors. The Board of Directors of the Company met on January 23, 2001, and appointed a nominating committee for the sole purpose of making recommendations to the Board concerning the selection of nominees to stand for election to the Board at the Annual Meeting. Having made its proposals concerning such nominees to the Board of Directors, the nominating committee was dissolved. The Company will consider nominees recommended by shareholders, but does not solicit the names of potential director nominees from shareholders. Shareholders wishing to submit director nominee recommendations to the Company must follow the procedures outlined in the discussion on page 9 under "Submission of Shareholder Proposals."

     The Company maintains an Audit Committee of the Board of Directors, comprised of the Company's Unaffiliated Directors, Messrs. Freireich and Blackwell, both of whom are "independent" as that term is defined by the American Stock Exchange Listing Standards, Policies and Requirements. The Audit Committee reviews the financial statements of the Company and considers such other matters in relation to the internal and external audit of the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate and timely financial reporting. The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is set forth in Appendix A of this proxy statement. The Audit Committee met on March 20, 2001 in connection with the independent audit conducted by Arthur Andersen LLP, the Company's independent public accountants, of the Company's operations through December 31, 2000. See "Report of Audit Committee" and "Appointment of Independent Auditors" herein.

                            REPORT OF AUDIT COMMITTEE

     The Company's Audit Committee has reviewed and discussed the Company's audited financial statements with management. Additionally, the Audit Committee has discussed with Arthur Andersen LLP, the Company's independent auditor for 2000, the matters that are required to be discussed by Statement on Accounting Standards 61 (as may be modified or supplemented). Arthur Andersen has provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (as may be modified or supplemented), and the Committee discussed with Arthur Andersen that firm's independence. The Committee also considered whether Arthur Andersen's provision of non-audit servicesto the Company is compatible with Arthur Andersen's independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the 2000 fiscal year for filing with the Securities and Exchange Commission.

     The foregoing report is provided by Messrs. Freireich and Blackwell who constitute the Audit Committee.

AUDITOR INDEPENDENCE

     In addition to retaining Arthur Andersen LLP to audit the Company's financial statements for 2000, the Company retained Arthur Andersen to provide various consulting services in 2000. The aggregate fees billed for professional services rendered by Arthur Andersen in 2000 for these various services were as follows:

                         CATEGORY                                 AGGREGATE FEES
                         --------                                 --------------
Audit Fees                                                           $26,800
Financial Information Systems Design and Implementation
Fees                                                                 $     0
All Other Fees                                                       $ 6,200

                       APPOINTMENT OF INDEPENDENT AUDITORS

     The independent public accounting firm utilized by the Company during fiscal 2000 was Arthur Andersen LLP. Arthur Andersen has been retained as the principal accounting firm to be utilized by the Company during the 2001 fiscal year. The Board of Directors anticipates that representatives of Arthur Andersen will be present at the Annual Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate shareholder questions.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such reports are filed on Form 3, Form 4, and Form 5 under the Exchange Act. Directors, executive officers and greater-than-10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 3, 4, or 5 were required for those persons, the Company believes that all directors, executive officers, and greater-than-10% beneficial owners have complied with all Section 16(a) filing requirements applicable to such persons or entities during the 2000 fiscal year.

                     COMPENSATION OF OFFICERS AND DIRECTORS

     The Company has no salaried employees. In return for their services as Unaffiliated Directors of the Company, Messrs. Freireich and Blackwell receive an annual fee of $10,000, a meeting fee of $400 for each meeting the Board of Directors attended, and a fee of $100 for each meeting of the Board conducted by telephone. Mr. Hislop does not receive compensation for his services as a director of the Company. The Company reimburses all directors for expenses incurred in connection with their duties as directors of the Company.

                             EXECUTIVE COMPENSATION

     The table below sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 2000, 1999 and 1998, of those persons who were, at December 31, 2000 (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

        Name and                                                    All Other
   Principal Position                          Year              Compensation(1)
   ------------------                          ----              ---------------
Thomas R. Hislop                               2000                  $ 9,498
Chairman of the Board, Vice President,         1999                    9,498
Chief Financial Officer and Treasurer          1998                   10,264

----------
(1) The Company has no salaried employees. See "Compensation of Officers and Directors" above. However, under an Advisory Agreement with the Advisor, the Company pays the Advisor a servicing fee for servicing the Company's first mortgage loans. See "Certain Transactions and Relationships" on page 7 of this proxy statement. Mr. Hislop is Treasurer and a director of the Advisor and functions as its Chief Executive Officer. Although Mr. Hislop received no salary from the Advisor in 2000, 1999 or 1998, 25% of the 2000, 1999 and 1998 servicing fees, $29,927, $37,993 and $40,699, respectively, have been attributed to Mr. Hislop for disclosure purposes.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth, as of March 23, 2001, certain information concerning beneficial ownership of the Company's Class A Common Stock by (i) each director and nominee, (ii) all of the Company's directors, nominees and executive officers as a group, and (iii) each person known to the Company to own beneficially more than 5% of the Company's Class A Common Stock:

                                                                     Percent of
Name and Address of                      Amount and Nature of          Class A
Beneficial Owner                        Beneficial Ownership(1)     Common Stock
----------------                        -----------------------     ------------
Thomas R. Hislop(2)(3)                              1,000                  *

Burton P. Freireich(2)                            125,000                6.44%

Robert Blackwell(2)(4)                              4,000                  *

Barry W. Peacock(2)(5)                             31,500                1.62%

Larry P. Staley(2)(6)                              17,668                  *

David W. Miller(7)                                  1,500                  *

Cardinal Capital Management, L.L.C.(8)            196,155                10.1%

Lourde John Constable,
d/b/a Constable Asset
Management, Ltd.(9)                               279,950               14.41%

Constable Partners, L.P.(10)                      241,200               12.42%

Phillip and Linda Barkdoll(11)
12003 S. Montezuma Court
Phoenix, Arizona  85004                           189,296                9.74%

All directors, nominees and
executive officers as
a group (6 persons)                               180,668                9.3%

----------
*    Less than one percent

(1) The inclusion herein of any shares of common stock does not constitute an admission of beneficial ownership of such shares, but are included in accordance with rules of the Securities and Exchange Commission.

(2) The address for Messrs. Hislop, Freireich, Blackwell, Peacock and Staley is 2999 North 44th Street, Suite 100, Phoenix, Arizona 85018.

(3) Includes 1,000 shares held in the Carol Cain Trust of which Mr. Hislop is Trustee.

(4) Includes 2,900 shares held in the Robert and Beverly Blackwell Family Trust, and 1,100 shares held in Mr. Blackwell's Individual Retirement Account.

(5) Includes 31,500 shares held in the Peacock, Hislop, Staley & Given, Inc. Profit Sharing Plan and Trust #1 for the benefit of Mr. Peacock.

(6) Includes 2,400 shares held in the Peacock, Hislop, Staley & Given, Inc. Profit Sharing Plan and Trust #4 for the benefit of Mr. Staley; 15,168 shares held by Mr. Staley and his wife; and 100 shares held in the investment account of Mr. Staley's wife.

(7) Includes 500 shares held in a custodial account for Mr. Miller's daughter for which account Mr. Miller serves as custodian, and 1,000 shares of Class A Common Stock.

(8) Based on the information provided in the third amendment to the Schedule 13G filed by Cardinal Capital Management, L.L.C. with the Securities and Exchange Commission on February 14, 2001. Cardinal Capital Management, L.L.C. has sole voting power with respect to 127,705 shares, and sole dispositive power with respect to 196,155 shares. Cardinal Capital Management, L.L.C. is an investment adviser registered under the Investment Advisers Act of 1940 and, as such, has beneficial ownership of the shares through the investment discretion it exercises over its clients' accounts. The address of Cardinal Capital Management, L.L.C. is One Fawcett Place, Greenwich, Connecticut, 06830.

(9) Based on the information provided in the fourth amendment to the Schedule 13G filed jointly by Lourde John Constable, d/b/a/ Constable Asset Management, Ltd. and Constable Partners, L.P. with the Securities and Exchange Commission on February 14, 2001. Lourde John Constable has sole voting and dispositive power with respect to 38,750 shares, and shared voting and dispositive power with respect to 241,200 shares. The address of Lourde John Constable, d/b/a/ Constable Asset Management, Ltd. and Constable Partners, L.P. is 5 Radnor Corp. Center, 100 Matsonford Road, Suite 520, Radnor, Pennsylvania, 19087.

(10) Based on the information provided in the fourth amendment to the Schedule 13G filed jointly by Lourde John Constable, d/b/a/ Constable Asset Management, Ltd. and Constable Partners, L.P. with the Securities and Exchange Commission on February 14, 2001. Constable Partners, L.P. has shared voting and dispositive power with respect to 241,200 shares. The address of both entities is provided in footnote 8 above.

(11) Includes 175,000 shares held by the Barkdoll Family Trust, of which Mr. and Mrs. Barkdoll are the Trustees and sole beneficiaries, and 14,296 shares held in Mrs. Barkdoll's personal IRA account.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Hislop is Treasurer and a director of the Advisor. Barry Peacock, the Company's President, is President and a director of the Advisor. Larry Staley, the Company's Vice President, is Secretary and a director of the Advisor. Under the Company's Advisory Agreement with the Advisor, the Company pays the Advisor a servicing fee for servicing the Company's First Mortgage loans. Messrs. Hislop, Peacock and Staley collectively own all of the issued and outstanding stock of the Advisor. The servicing fee is payable quarterly and equals 1/16 of 1% of (i) the aggregate outstanding loan balance of the First Mortgage loans in the Company's mortgage loan portfolio, and (ii) the recorded value of property acquired by the Company through foreclosure, as of the first day of each fiscal quarter. During 2000, the Company paid the Advisor a servicing fee of $29,927.

     The Company also agreed to pay the Advisor a management fee for aiding the Company in developing investment policies and analyzing and recommending investments to the Company. The management fee will be paid for each quarter at the end of which the shareholders' cumulative return on capital investment as of the end of such quarter exceeds 12.7%, and will equal 30% of the Company's available cash in excess of that necessary to provide shareholders with a cumulative return on capital investment in excess of 12.7%. To date, the Company has not accrued or paid a management fee to the Advisor.

     The Company also agreed to reimburse the Advisor quarterly for other expenses incurred in servicing the Company's first mortgage loans, such as legal, accounting and transfer agent fees and copying and mailing costs incurred in preparing and mailing periodic reports to shareholders. To date, the Company has not reimbursed the Advisor for any such expenses.

     The Advisory Agreement expired by its own terms June 13, 1991; however, the Company and the Advisor have agreed to continue to operate as if the terms and conditions of the Advisory Agreement are still in effect.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     From time to time, shareholders seek to nominate directors or to present proposals for inclusion in the proxy statement and form of proxy, or otherwise for consideration at the annual meeting. To be included in the proxy statement or considered at an annual meeting, you must timely submit nominations of directors or other proposals to the Company in addition to complying with certain rules and regulations promulgated by the Securities and Exchange
Commission.   We  must  receive   proposals  for  our  2002  annual  meeting  of
shareholders no later than December 10, 2001, for possible inclusion in the proxy statement relating to such meeting. Direct any proposals, as well as related questions, to the Company's Secretary at the address set forth on the first page of this proxy statement.

     Shareholders who intend to present a proposal at the 2002 annual meeting of shareholders without inclusion of such proposal in the Company's proxy statement are required to provide notice of such proposal to the Company no later than February 23, 2002. If the date of our 2002 annual meeting of shareholders is more than 30 calendar days before or after the date of our 2001 meeting, your notice of a proposal will be timely if we receive it by the close of business on the tenth day following the day we publicly announce the date of our 2002 meeting. If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the board of directors may recommend.

                                 OTHER BUSINESS

     The Annual Meeting is being held for the purposes set forth in the Notice which accompanies this proxy statement. As of the date of this proxy statement, the management of the Company has no knowledge of any business which will be presented for consideration at the Annual Meeting other than as set forth in the Notice. As to other business, if any, that may properly come before the Annual Meeting, or any adjournments thereof, it is intended that the proxies hereby solicited will be voted with respect to such business in accordance with the judgment of the proxy holders.

                    DELIVERY OF DOCUMENTS TO SECURITY HOLDERS

     Pursuant to the rules of the Securities and Exchange Commission, outside shareholder communication services are permitted to deliver to two or more shareholders sharing the same address a single copy of each of the Company's annual report to shareholders and proxy statement. Upon written or oral request, the Company will deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify us of their requests by calling
(602) 952-6800 or by writing us at the address stated below.

     THE COMPANY INTENDS TO MAIL A COPY OF CERTAIN PORTIONS OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 TO EACH SHAREHOLDER WHOSE PROXY IS SOLICITED HEREBY. UPON THE WRITTEN REQUEST OF ANY SUCH SHAREHOLDER, THE COMPANY WILL PROVIDE THE COMPANY'S COMPLETE ANNUAL REPORT ON FORM 10-KSB TO SUCH SHAREHOLDER AT NO CHARGE. SHAREHOLDERS SHOULD DIRECT THEIR REQUESTS FOR SUCH ANNUAL REPORT TO ARIZONA LAND INCOME CORPORATION, 2999 NORTH 44TH STREET, SUITE 100, PHOENIX, ARIZONA 85018, ATTENTION: MR. DAVID W. MILLER, SECRETARY, OR TELEPHONE US AT (602) 952-6800.

                                        By Order of the Board of Directors,

                                        /s/ Thomas R. Hislop

                                        Thomas R. Hislop
                                        Chairman of the Board

                                   APPENDIX A

                         ARIZONA LAND INCOME CORPORATION
                             AUDIT COMMITTEE CHARTER

I. COMPOSITION OF THE AUDIT COMMITTEE. The Audit Committee (the "Committee") shall consist of a minimum of two directors. As determined by the Board of Directors in accordance with applicable requirements, a majority of the members of the Committee shall be independent directors, each of whom shall not be an officer of the Company, and shall be free of any relationship that would interfere with the exercise of their independent judgment in discharging the responsibilities set forth below and shall otherwise satisfy the applicable membership requirements under the rules of The American Stock Exchange, as such requirements are interpreted by the Board of Directors in its business judgment.

II. PURPOSES OF THE AUDIT COMMITTEE. The purposes of the Committee are to assist the Board of Directors:

     A. in its oversight of the Company's accounting and financial reporting principles and policies and internal audit controls and procedures;

     B. in its oversight of the Company's financial statements and the independent audit thereof;

     C. in selecting, evaluating and, where deemed appropriate, replacing the independent auditor; and

     D. in evaluating the independence of the independent auditor.

III. FUNCTION OF THE AUDIT COMMITTEE. The function of the Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-QSB, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditor to the Company.

     The independent auditor for the Company is ultimately accountable to the Board of Directors (as assisted by the Committee). The Board of Directors, with the assistance of the Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor.

     The independent auditor shall submit to the Company annually a formal written statement delineating all relationships between the independent auditor and the Company (the "Statement as to Independence"), addressing each non-audit service provided to the Company and the matters set forth in Independence Standards Board Standard No. 1 (as may be modified or supplemented from time to time).

IV. MEETINGS OF THE AUDIT COMMITTEE. The Committee shall meet one time per year, or more frequently as circumstances require, to discuss with management the annual audited financial statements and any other matters that the Committee believes should be discussed including, but not limited to, significant findings during the year, the status of previous audit recommendations, any difficulties encountered in the course of audit work, and any changes required on the planned scope of the audit. In addition to such meetings of the Committee as may be required to discuss the matters set forth in Article V, the Committee should meet periodically with the independent auditor, the Chief Financial Officer and other members of management in separate executive sessions to discuss any matter that the Committee or these groups believe should be discussed privately with the Committee. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. Members of the Committee may participate in a meeting of the Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

V. RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE. The Committee shall have the following responsibilities and duties with respect to the Company:

     A. Provide advice to the Board of Directors in selecting, evaluating or replacing the independent auditor;

     B. Consider, in consultation with the independent auditor and the Chief Financial Officer, the audit scope and plan for the annual financial statement audit of the independent auditor;

     C. Review with management and the independent auditor the results of annual audits and related comments in consultation with the Board of Directors and other committees as deemed appropriate including:

          1. the independent auditor's audit of the Company's annual financial statements, accompanying footnotes and its report thereon;

          2. any significant changes required in the independent auditor's audit plans;

          3. any difficulties or disputes with management encountered during the course of the audit; and

          4. other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

     D. Ensure that the independent auditor prepares and delivers annually a Statement as to Independence (it being understood that the independent auditor is responsible for the accuracy and completeness of this Statement), and discuss with the independent auditor any relationships or services disclosed in this Statement that may impact the objectivity and independence of the independent auditor and recommend that the Board of Directors take appropriate action in response to this Statement to ensure such independence;

     E. Instruct the independent auditor that the Board of Directors is the auditor's client to whom the auditor is ultimately accountable and who has ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor;

     F. Inquire of management and the independent auditor, about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company;

     G. Consider and review with the independent auditor and the Chief Financial
Officer:

          1.   the  adequacy  of  the  Company's   internal  controls  including
               computerized information system controls and security; and

          2. related findings and recommendations of the independent auditor together with management's responses.

     H. With respect to financial reporting principles and policies and internal audit controls and procedures,

          1. advise financial management and the independent auditor they are expected to provide to the Committee a timely analysis of significant new financial reporting issues and practices;

          2. consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Committee by the independent auditor required by or referred to in Statement on Accounting Standards 61 (as may be modified or supplemented from time to time).

     I. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation;

     J. Prepare any report or other disclosures, including any recommendation of the Committee, required by the rules and regulations of the Securities and Exchange Commission to be included in the Company's annual proxy statement; and

     K. Review this Charter at least annually and recommend any changes to the Board of Directors.

                                [FRONT OF CARD]

                         ARIZONA LAND INCOME CORPORATION
                                PHOENIX, ARIZONA

          REVOCABLE PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                  May 16, 2001


     The undersigned hereby appoints Thomas R. Hislop, Burton P. Freireich, and Robert Blackwell, and each of them, as proxies, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of ARIZONA LAND INCOME CORPORATION (the "Company"), to be held on May 16, 2001, and at any adjournment or postponement thereof and authorizes them to vote at such meeting, as designated on the reverse side of this form, all the shares of common stock of the Company held of record by the undersigned on April 13, 2001.

     Your vote is important. Please sign and date on the reverse and return promptly to Computershare Investor Services, LLC in the enclosed envelope, so that your shares can be represented at the meeting.


            (Continued, and to be signed and dated, on reverse side)


                                 [BACK OF CARD]


                         ARIZONA LAND INCOME CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER, USING DARK INK ONLY: [X]


                                                            For, except vote
1. Election of Directors -                For    Withhold   withheld from the
   NOMINEES: 01  Thomas R. Hislop         All      All      following nominee(s)
             02  Burton P. Freireich      [ ]      [ ]      [ ]  _______________
             03  Robert Blackwell                           ____________________

2. Vote upon such other business, in      For    Against    Abstain
   accordance with their discretion,      [ ]      [ ]        [ ]
   as may properly come before the
   Meeting.


THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF EACH DIRECTOR NOMINATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


Dated                              , 2001.
      -----------------------------

Signature(s)
            -------------------------------------------

-------------------------------------------------------

Please sign exactly as name appears. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner. If a joint tenancy, all joint tenants must sign.